Exhibit 99.2

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2009	2008					2007					2006	2005
	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	Dec. 31 /YTD
Period-End Balance Sheet
Total assets	$8,252,576	$8,528,341	$8,528,341	$8,246,655	$8,311,025	$8,315,368	$8,091,518	$8,091,518	$7,884,345	$8,055,358	$8,235,110	$8,441,526	$7,210,151
Securities HTM - amortized cost	81,566	84,306	84,306	85,982	94,580	95,651	97,671	97,671	92,913	104,152	103,697	91,380	56,772
Securities HTM - fair market value	81,962	84,592	84,592	86,193	94,829	96,013	97,931	97,931	93,151	104,317	103,951	91,602	56,791
Securities AFS - fair market value	1,901,919	2,216,186	2,216,186	2,024,881	2,106,461	2,100,602	2,080,046	2,080,046	1,869,590	2,128,683	2,241,608	2,387,788	2,233,120
FHLB and FRB Stock	54,768	54,767	54,767	54,767	54,767	54,767	54,767	54,767	54,767	54,767	54,767	54,886	53,510
Mortgages held for sale	—	—	—	—	—	—	394	394	1,408	5,665	3,674	4,760	4,301
Loans:
Commercial and industrial	1,508,175	1,490,101	1,490,101	1,485,541	1,448,723	1,396,665	1,347,481	1,347,481	1,378,509	1,402,282	1,395,876	1,413,263	1,161,660
Agricultural	141,190	142,635	142,635	159,217	207,438	200,614	181,358	181,358	158,015	156,594	175,554	158,305	131,689
Real estate - office, retail, and industrial	1,211,844	1,127,689	1,127,689	1,092,268	1,048,547	1,020,403	942,065	942,065	930,386	915,058	901,472	895,666	744,814
Real estate - residential land and development	466,195	509,059	509,059	509,974	510,818	515,052	505,194	505,194	468,635	454,901	450,818	451,186	319,842
Real estate - multifamily	257,039	237,646	237,646	204,029	195,815	188,474	178,602	178,602	181,077	205,821	267,754	278,009	311,340
Real estate - other commercial	1,073,483	1,106,952	1,106,952	1,021,662	1,014,759	952,622	1,024,490	1,024,490	1,038,364	978,424	973,730	945,275	766,299
Real estate - 1-4 family	185,486	198,197	198,197	205,851	213,295	224,895	220,741	220,741	200,694	206,506	211,489	215,464	143,286
Direct consumer	533,914	535,240	535,240	529,325	522,913	521,125	530,641	530,641	533,885	538,662	552,809	573,128	570,042
Indirect consumer	9,802	12,544	12,544	15,715	20,047	25,915	33,100	33,100	41,907	51,610	64,118	78,648	157,219

Total loans	5,387,128	5,360,063	5,360,063	5,223,582	5,182,355	5,045,765	4,963,672	4,963,672	4,931,472	4,909,858	4,993,620	5,008,944	4,306,191
Other Assets:
Other earning assets	14,626	20,584	20,584	15,816	18,060	19,113	19,397	19,397	20,865	20,734	17,868	5,081	1,607
Total earning assets	7,440,007	7,735,906	7,735,906	7,405,028	7,456,223	7,315,898	7,215,947	7,215,947	6,971,015	7,223,859	7,415,234	7,552,839	6,655,501
Corporate owned life insurance	199,070	198,533	198,533	207,390	206,132	203,987	203,535	203,535	201,418	199,396	197,421	196,598	156,441
Goodwill and other intangibles	283,570	284,548	284,548	285,643	286,737	287,141	288,235	288,235	289,341	290,447	291,552	292,658	95,997
Deposits:
Demand deposits	1,046,660	1,040,763	1,040,763	1,056,905	1,077,659	1,060,545	1,064,684	1,064,684	1,082,068	1,070,528	1,073,065	1,124,081	976,557
Interest bearing deposits	4,461,722	4,544,991	4,544,991	4,601,379	4,707,504	4,661,017	4,714,177	4,714,177	4,752,107	4,744,216	4,834,377	5,043,135	4,171,275

Total deposits	5,508,382	5,585,754	5,585,754	5,658,284	5,785,163	5,721,562	5,778,861	5,778,861	5,834,175	5,814,744	5,907,442	6,167,216	5,147,832
Fed funds purchased and repurchase agreements	685,016	737,598	737,598	928,966	676,571	569,662	665,164	665,164	514,438	573,064	598,035	612,608	746,057
Other borrowed funds	850,736	960,736	960,736	625,737	813,337	844,064	599,064	599,064	484,064	599,126	639,621	569,660	548,475
Subordinated debt	232,375	232,409	232,409	232,442	232,476	232,509	230,082	230,082	227,948	226,118	228,274	228,674	130,092
Stockholders’ equity	903,612	908,279	908,279	718,909	724,034	737,927	723,975	723,975	727,928	741,060	753,988	751,014	544,068
Stockholders’ equity, excluding OCI	941,082	926,321	926,321	770,716	759,983	747,260	735,702	735,702	764,313	776,208	770,326	766,302	552,352
Stockholders’ equity, common	710,612	715,949	715,949	718,909	724,034	737,927	723,975	723,975	727,928	741,060	753,988	751,014	544,068
Stockholders’ equity, common excluding OCI	748,082	733,991	733,991	770,716	759,983	747,260	735,702	735,702	764,313	776,208	770,326	766,302	552,352
Stockholders’ equity, preferred	193,000	192,330	192,330	—	—	—	—	—	—	—	—	—	—
Trust assets under management	3,374,292	3,527,028	3,527,028	3,806,344	3,938,484	3,972,697	3,666,047	3,666,047	3,773,254	3,750,484	3,619,776	3,627,144	2,533,086
Average Balance Sheet
Total assets	$8,428,879	$8,225,440	$8,365,535	$8,275,818	$8,187,594	$8,070,724	$8,091,333	$7,920,731	$7,991,143	$8,151,473	$8,307,340	$8,255,764	$7,042,670
Securities - HTM taxable	7,571	7,670	7,575	7,647	7,701	7,756	9,450	8,170	9,306	9,797	10,555	9,848	10,644
Securities - HTM tax-exempt	75,398	84,718	78,089	82,213	90,682	87,991	88,099	81,814	88,407	97,716	84,485	91,046	52,611
Securities - AFS taxable	1,217,308	1,171,264	1,195,909	1,192,899	1,162,348	1,133,390	1,268,389	1,140,075	1,255,618	1,317,102	1,363,295	1,456,220	1,535,395
Securities - AFS tax-exempt	892,169	936,933	917,418	931,565	943,278	955,745	906,905	915,398	864,559	896,428	952,104	998,727	643,422
FHLB and FRB Stock	54,768	54,767	54,767	54,767	54,767	54,767	54,774	54,767	54,767	54,767	54,852	59,056	52,578
Total loans	5,378,905	5,149,879	5,275,981	5,205,188	5,097,586	5,018,767	4,943,479	4,921,210	4,895,800	4,944,483	5,013,967	4,869,360	4,214,750
Other earning assets	16,921	35,310	58,231	24,868	37,327	20,676	30,507	26,955	29,798	33,590	31,741	10,892	7,917

Total earning assets	7,643,040	7,440,541	7,587,970	7,499,147	7,393,689	7,279,092	7,301,603	7,148,389	7,198,255	7,353,883	7,510,999	7,495,149	6,517,317
Deposits:
Demand deposits	1,028,617	1,043,972	1,043,596	1,053,530	1,053,339	1,025,320	1,055,251	1,050,954	1,051,292	1,061,987	1,056,880	1,052,413	931,711
Savings deposits	748,350	792,524	748,065	784,646	823,196	814,764	754,009	788,526	774,133	746,702	705,543	653,321	615,324
NOW accounts	893,687	935,429	923,643	983,364	953,808	880,505	900,956	885,966	941,488	905,683	870,064	924,539	893,706
Money market deposits	768,202	787,218	737,658	770,967	818,815	822,154	859,864	854,409	864,001	858,639	862,452	867,775	672,411

Core transactional deposits	3,438,856	3,559,143	3,452,962	3,592,507	3,649,158	3,542,743	3,570,080	3,579,855	3,630,914	3,573,011	3,494,939	3,498,048	3,113,152
Time deposits > $100,000	698,301	802,500	738,486	839,495	830,166	802,149	827,907	810,802	822,079	844,232	834,844	746,036	604,270
Time deposits < $100,000	1,371,370	1,369,879	1,444,120	1,330,535	1,331,445	1,373,034	1,491,995	1,429,534	1,386,797	1,491,777	1,663,599	1,683,866	1,361,440

Total time deposits	2,069,671	2,172,379	2,182,606	2,170,030	2,161,611	2,175,183	2,319,902	2,240,336	2,208,876	2,336,009	2,498,443	2,429,902	1,965,710

Total deposits	5,508,527	5,731,522	5,635,568	5,762,537	5,810,769	5,717,926	5,889,982	5,820,191	5,839,790	5,909,020	5,993,382	5,927,950	5,078,862
FFP, repos, other borrowed funds	1,694,928	1,438,908	1,638,037	1,476,403	1,331,195	1,307,398	1,131,700	1,046,041	1,093,068	1,162,315	1,227,797	1,339,826	1,235,205
Subordinated debt	232,391	231,961	232,425	232,458	232,492	230,458	227,756	227,973	226,180	228,229	228,667	206,449	130,377
Total funding sources	7,435,846	7,402,391	7,506,030	7,471,398	7,374,456	7,255,782	7,249,438	7,094,205	7,159,038	7,299,564	7,449,846	7,474,225	6,444,444
Stockholders’ equity	913,809	764,731	845,755	735,022	745,128	732,458	750,111	738,664	741,820	760,010	760,277	695,020	538,515
Stockholders’ equity, common	720,809	750,497	789,128	735,022	745,128	732,458	750,111	738,664	741,820	760,010	760,277	695,020	538,515
Stockholders’ equity, preferred	193,000	14,234	56,627	—	—	—	—	—	—	—	—	—	—

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2009	2008					2007					2006	2005
	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	Dec. 31 /YTD
Income Statement
Interest income	$91,480	$409,207	$97,933	$101,486	$101,313	$108,475	$476,961	$114,611	$120,090	$120,671	$121,589	$476,409	$366,700
Interest expense	27,261	162,610	32,920	38,728	40,987	49,975	236,832	56,513	59,393	59,707	61,219	224,550	130,850

Net interest income	64,219	246,597	65,013	62,758	60,326	58,500	240,129	58,098	60,697	60,964	60,370	251,859	235,850
Loan loss provision	48,410	70,254	42,385	13,029	5,780	9,060	7,233	2,042	470	1,761	2,960	10,229	8,930
Service charges on deposit accounts	9,044	44,987	11,206	11,974	11,385	10,422	45,015	11,986	11,959	11,483	9,587	40,036	30,199
Trust and investment management fees	3,329	15,130	3,420	3,818	3,945	3,947	15,701	4,061	3,934	3,916	3,790	14,269	12,593
Other service charges, commissions, and fees	4,006	18,846	4,554	4,834	4,456	5,002	22,183	5,324	5,601	6,099	5,159	20,135	17,572
Card-based fees	3,755	16,143	3,868	4,141	4,236	3,898	15,925	3,979	4,054	4,181	3,711	13,777	10,207

Subtotal, total fee-based revenue	20,134	95,106	23,048	24,767	24,022	23,269	98,824	25,350	25,548	25,679	22,247	88,217	70,571
Corporate owned life insurance income	541	(2,369)	(8,858)	1,882	2,145	2,462	8,033	2,117	2,023	1,982	1,911	7,616	5,163
Security (losses) gains, net	8,222	(35,611)	(34,215)	(1,746)	(4,618)	4,968	(50,801)	(50,041)	(5,165)	961	3,444	4,269	(3,315)
Other income	(126)	(3,119)	(2,104)	(1,209)	874	(680)	4,197	109	989	2,001	1,098	3,181	2,193

Total noninterest income	28,771	54,007	(22,129)	23,694	22,423	30,019	60,253	(22,465)	23,395	30,623	28,700	103,283	74,612
Salaries and employee benefits	23,311	99,910	20,356	26,996	26,368	26,190	111,598	27,686	27,354	29,008	27,550	106,201	95,179
Occupancy and equipment expense	8,837	33,334	8,421	8,216	7,979	8,718	32,594	8,224	8,266	7,976	8,128	30,380	25,173
Other real estate expense, net	1,004	3,409	1,289	637	1,165	318	972	533	397	71	(29)	843	931
Other intangibles amortization	978	4,378	1,095	1,094	1,095	1,094	4,423	1,106	1,106	1,105	1,106	4,039	2,130
Acquisition and restructure charges	—	—	—	—	—	—	36	—	—	—	36	1,753	—
Other expenses	14,264	53,274	15,420	11,493	13,338	13,023	49,514	12,715	12,858	12,577	11,364	49,399	42,290

Total noninterest expense	48,394	194,305	46,581	48,436	49,945	49,343	199,137	50,264	49,981	50,737	48,155	192,615	165,703
Pre-tax earnings	(3,814)	36,045	(46,082)	24,987	27,024	30,116	94,012	(16,673)	33,641	39,089	37,955	152,298	135,829
Income taxes	(9,541)	(13,291)	(19,192)	796	27	5,078	13,853	(11,255)	6,404	9,778	8,926	35,052	34,452

Net income	$5,727	$49,336	$(26,890)	$24,191	$26,997	$25,038	$80,159	$(5,418)	$27,237	$29,311	$29,029	$117,246	$101,377

Net income applicable to common shares	$3,155	$48,482	$(27,568)	$24,149	$26,922	$24,979	$80,094	$(5,414)	$27,228	$29,264	$29,016	$117,189	$101,377
Basic earnings per common share	$0.07	$1.00	$(0.57)	$0.50	$0.56	$0.52	$1.62	$(0.11)	$0.55	$0.59	$0.58	$2.39	$2.22
Diluted earnings per common share	$0.07	$1.00	$(0.57)	$0.50	$0.55	$0.51	$1.62	$(0.11)	$0.55	$0.59	$0.58	$2.37	$2.21
Weighted average shares outstanding	48,493	48,462	48,487	48,470	48,459	48,433	49,295	48,525	49,134	49,617	49,921	49,102	45,567
Weighted average diluted shares outstanding	48,493	48,515	48,508	48,499	48,519	48,537	49,586	48,711	49,401	49,952	50,299	49,463	45,893
Tax equivalent adjustment (1)	$5,428	$22,225	$5,496	$5,572	$5,603	$5,554	$20,906	$5,236	$4,988	$5,252	$5,430	$23,551	$16,080
Net interest income (FTE) (1)	$69,647	$268,822	$70,509	$68,330	$65,929	$64,054	$261,035	$63,334	$65,685	$66,216	$65,800	$275,410	$251,930
Common stock and related per common share data:
Book value	$14.61	$14.72	$14.72	$14.80	$14.90	$15.20	$14.94	$14.94	$14.94	$14.97	$15.16	$15.01	$11.99
Tangible book value	8.78	8.87	8.87	8.92	9.00	9.28	8.99	8.99	9.00	9.10	9.30	9.16	9.87
Dividends declared per share	0.010	1.155	0.225	0.310	0.310	0.310	1.195	0.310	0.295	0.295	0.295	1.120	1.015
Market price - period high	20.25	40.09	28.97	40.09	29.36	31.98	39.31	36.50	36.62	38.17	39.31	39.52	39.25
Market price - period low	5.96	13.56	13.65	13.56	18.65	24.38	29.67	29.67	31.87	34.82	36.00	32.62	31.25
Closing price at period end	$8.59	$19.97	$19.97	$24.24	$18.65	$27.77	$30.60	$30.60	$34.16	$35.51	$36.75	$38.68	$35.06
Closing price to book value	0.6	1.4	1.4	1.6	1.3	1.8	2.0	2.0	2.3	2.4	2.4	2.6	2.9
Period end shares outstanding	48,628	48,630	48,630	48,590	48,584	48,561	48,453	48,453	48,735	49,494	49,747	50,025	45,387
Period end treasury shares	12,698	12,696	12,696	12,736	12,742	12,765	12,873	12,873	12,591	11,832	11,579	11,301	11,540
Number of shares repurchased	—	5	—	—	1	4	1,767	297	792	338	340	23	857
Common dividends	$486	$56,206	$10,955	$15,088	$15,084	$15,079	$58,765	$15,045	$14,400	$14,622	$14,698	$56,033	$46,238
Preferred dividends	$2,412	$670	$670	$—	$—	$—	$—	$—	$—	$—	$—	$13,736	$—
Other Key Ratios/Data:
Return on average common equity (2)	1.78%	6.46%	-13.90%	13.07%	14.53%	13.72%	10.69%	-2.91%	14.57%	15.47%	15.48%	16.87%	18.83%
Return on average total equity (2)	2.54%	6.45%	-12.65%	13.09%	14.57%	13.75%	10.69%	-2.91%	14.57%	15.47%	15.48%	16.87%	18.83%
Return on average assets (2)	0.15%	0.59%	-1.31%	1.16%	1.33%	1.25%	0.99%	-0.27%	1.35%	1.44%	1.42%	1.42%	1.44%
Net interest margin (1)	3.67%	3.61%	3.71%	3.63%	3.58%	3.53%	3.58%	3.53%	3.63%	3.61%	3.53%	3.67%	3.87%
Yield on average earning assets (1)	5.12%	5.80%	5.43%	5.69%	5.81%	6.29%	6.82%	6.67%	6.91%	6.86%	6.83%	6.67%	5.87%
Cost of funds	1.73%	2.56%	2.03%	2.40%	2.61%	3.23%	3.82%	3.71%	3.86%	3.84%	3.88%	3.50%	2.37%
Efficiency ratio (1)	52.33%	53.49%	59.06%	50.30%	51.67%	54.02%	52.50%	53.87%	51.87%	52.13%	52.19%	50.53%	49.44%
Net noninterest expense ratio (2)	1.34%	1.27%	1.64%	1.11%	1.13%	1.21%	1.09%	1.14%	1.06%	1.04%	1.12%	1.13%	1.25%
Effective income tax rate	250.2%	-36.9%	41.6%	3.2%	0.1%	16.9%	14.7%	67.5%	19.0%	25.0%	23.5%	23.0%	25.4%
Full time equivalent employees - end of period	1,767	1,809	1,809	1,792	1,828	1,833	1,856	1,856	1,866	1,885	1,908	1,892	1,635
Number of bank offices	97	97	97	98	98	99	99	99	100	100	100	99	68
Number of automated teller machines	130	129	129	130	130	131	131	131	132	132	132	130	92

Note: Discussion of footnotes (1) and (2) are located at the end of this document.

First Midwest Bancorp, Inc.

Selected Financial Information

(Amounts in thousands, except per share data)

	2009	2008					2007					2006	2005
	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 /YTD	Dec. 31 /YTD
Parent Company Data:
Parent investment in subsidiaries - end of period	$921,904	$921,548	$921,548	$910,987	$897,482	$893,182	$861,841	$861,841	$870,126	$873,854	$891,359	$887,908	$604,112
Risk-Based Capital Data:
Tier 1 capital	$782,385	$766,758	$766,758	$610,048	$598,238	$585,181	$572,553	$572,553	$600,083	$610,872	$603,885	$598,755	$581,393
Tier 2 capital	182,844	182,675	182,675	169,727	166,018	164,690	161,708	161,708	161,317	162,293	162,299	162,266	56,393

Total capital	965,229	949,433	949,433	779,775	764,256	749,871	734,261	734,261	761,400	773,165	766,184	761,021	637,786
Risk-adjusted assets	$6,600,684	$6,609,359	$6,609,359	$6,475,903	$6,436,784	$6,448,210	$6,340,614	$6,340,614	$6,256,930	$6,190,247	$6,192,407	$6,259,983	$5,424,063
Tier 1 capital / risk-based assets	11.85%	11.60%	11.60%	9.42%	9.29%	9.08%	9.03%	9.03%	9.59%	9.87%	9.75%	9.56%	10.72%
Total capital / risk-based assets	14.62%	14.36%	14.36%	12.04%	11.87%	11.63%	11.58%	11.58%	12.17%	12.49%	12.37%	12.16%	11.76%
Leverage ratio	9.60%	9.41%	9.41%	7.59%	7.56%	7.51%	7.46%	7.46%	7.75%	7.75%	7.52%	7.29%	8.16%
Tangible common equity ratio	5.36%	5.23%	5.23%	5.44%	5.45%	5.62%	5.58%	5.58%	5.77%	5.80%	5.82%	5.62%	6.30%
Tangible common equity ratio, excluding OCI	5.83%	5.45%	5.45%	6.09%	5.90%	5.73%	5.73%	5.73%	6.25%	6.26%	6.03%	5.81%	6.41%
Tangible common equity / risk-based assets	6.47%	6.53%	6.53%	6.69%	6.79%	6.99%	6.87%	6.87%	7.01%	7.28%	7.47%	7.32%	8.26%
Asset Quality Performance Data:
Non-accrual loans:
Commercial	$33,245	$15,586	$15,586	$13,961	$5,222	$6,770	$9,128	$9,128	$7,440	$8,815	$9,318	$8,803	$9,092
Agricultural	—	—	—	—	—	—	349	349	—	—	—
Real estate - office, retail, and industrial	12,769	2,533	2,533	1,195	1,125	730	552	552	552	—	—	—	155
Real estate - residential land and development	107,766	97,060	97,060	28,335	11,664	4,081	107	107	540	540	540	720	559
Real estate - multifamily	6,989	1,387	1,387	2,827	3,016	1,361	3,480	3,480	287	294	1,774	1,918	—
Real estate - other commercial	16,025	6,926	6,926	1,845	885	255	1,452	1,452	1,384	2,101	2,172	1,263	216
Real estate - 1-4 family	1,756	857	857	795	671	909	583	583	480	717	1,405	1,413	548
Direct consumer	4,918	3,321	3,321	4,258	2,537	2,872	2,666	2,666	1,972	2,324	2,197	1,920	1,244
Indirect consumer	73	98	98	101	116	95	130	130	116	136	176	172	176

Total non-accrual loans	183,541	127,768	127,768	53,317	25,236	17,073	18,447	18,447	12,771	14,927	17,582	16,209	11,990
Restructured loans	1,063	7,344	7,344	3,731	2,061	1,942	7,391	7,391	—	—	—	—	—
Loans past due 90 days and still accruing	73,929	36,999	36,999	37,316	37,510	33,479	21,149	21,149	21,421	19,633	15,603	12,810	8,958

Total non-performing loans	258,533	172,111	172,111	94,364	64,807	52,494	46,987	46,987	34,192	34,560	33,185	29,019	20,948
Foreclosed real estate	38,984	24,368	24,368	23,697	7,042	8,607	6,053	6,053	4,032	3,683	3,195	2,727	2,878
Loans past due 30-89 days and still accruing	54,311	116,206	116,206	104,769	185,186	116,431	100,820	100,820	109,782	134,052	104,211	88,568	50,414
Reserve for loan losses (RLL):
RLL	$116,001	$93,869	$93,869	$69,811	$66,104	$64,780	$61,800	$61,800	$61,412	$62,391	$62,400	$62,370	$56,393
Loan loss provision	48,410	70,254	42,385	13,029	5,780	9,060	7,233	2,042	470	1,761	2,960	10,229	8,930
Net charge-offs by category:
Commercial	12,093	13,026	5,601	1,899	2,338	3,188	4,925	534	1,131	1,251	2,009	5,792	4,193
Agricultural	—	38	—	(4)	42	—	10	10	(1)	1	—	(9)	—
Real estate - office, retail, and industrial	878	732	699	2	31	—	—	—	—	—	—	—	543
Real estate - residential land and development	10,719	15,780	9,227	5,856	138	559	231	17	—	18	196	—	—
Real estate - multifamily	43	1,796	164	(40)	830	842	490	372	—	119	(1)	1,050	—
Real estate - other commercial	69	1,248	397	62	116	673	(34)	(21)	5	(78)	60	344	624
Real estate - 1-4 family	220	576	57	239	104	176	145	—	9	10	126	138	96
Consumer	2,256	4,989	2,182	1,308	857	642	2,036	742	305	449	540	2,872	3,799

Total net charge-offs	26,278	38,185	18,327	9,322	4,456	6,080	7,803	1,654	1,449	1,770	2,930	10,187	9,255
Asset Quality ratios:
Non-accrual loans / loans	3.41%	2.38%	2.38%	1.02%	0.49%	0.34%	0.37%	0.37%	0.26%	0.30%	0.35%	0.32%	0.28%
Non-performing loans / loans	4.80%	3.21%	3.21%	1.81%	1.25%	1.04%	0.95%	0.95%	0.69%	0.70%	0.66%	0.58%	0.49%
Non-accrual loans / total assets	2.22%	1.50%	1.50%	0.65%	0.30%	0.21%	0.23%	0.23%	0.16%	0.19%	0.21%	0.19%	0.17%
Loan loss ratios:
RLL / loans	2.15%	1.75%	1.75%	1.34%	1.28%	1.28%	1.25%	1.25%	1.25%	1.27%	1.25%	1.25%	1.31%
RLL / non-accrual loans	63.20%	73.47%	73.47%	130.94%	261.94%	379.43%	335.01%	335.01%	480.87%	417.97%	354.91%	384.79%	470.33%
RLL / non-performing loans	44.87%	54.54%	54.54%	73.98%	102.00%	123.40%	131.53%	131.53%	179.61%	180.53%	188.04%	214.93%	269.20%
Net charge-offs to average net loans	1.98%	0.74%	1.38%	0.71%	0.35%	0.49%	0.16%	0.13%	0.12%	0.14%	0.24%	0.21%	0.22%

Footnotes:

(1)	Tax equivalent basis reflects federal and state tax benefits.
(2)	Annualized based on the number of days outstanding for each period presented.